UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2014

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 3, 2014, Hanesbrands Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to disclose that on August 29, 2014, MFB International Holdings S.à r.l., a wholly-owned subsidiary of the Company, had acquired 100% of the issued share capital of DBA Lux Holding S.A. (the “Acquisition”). In the Original 8-K, the Company indicated that, to the extent necessary, the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment to the Original 8-K within 71 calendar days of the date on which the Original 8-K was required to be filed. Upon further analysis following completion of the Acquisition, the Company has determined that the Acquisition was not significant under Section 11-01(b) of Regulation S-X and that such financial statements and pro forma financial statements are therefore not required to be filed. Accordingly, the Company hereby amends Item 2.01 of the Original 8-K filed on September 3, 2014 to eliminate the references to the subsequent filing of financial statements and pro forma financial information relating to the Acquisition.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
None.
(b) Pro Forma Financial Information
None.
(d) Exhibits

Exhibit 2.1
Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune, and Gueshov Investissement 1 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 2.2
Supplement Deed to the Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune and Gueshov Investissement 1(incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 10.1
Second Amended and Restated Credit Agreement (the “Credit Agreement”) dated July 30, 2014 by and among Hanesbrands Inc., MFB International Holdings S.à r.l., the various financial institutions and other persons from time to time party thereto, Suntrust Bank and Branch Banking & Trust Company, as the co-documentation agents, Bank of America, N.A. and PNC Bank, National Association, as the co-syndication agents, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent, and J.P. Morgan Limited, Barclays Bank PLC and HSBC Securities (USA) Inc., as the joint lead arrangers and joint bookrunners (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 31, 2014).

Exhibit 99.1	Press Release dated September 3, 2014 (incorporated by reference to Exhibit 99.1 to the Original 8-K).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2014	HANESBRANDS INC.

	By:	/s/ Joia M. Johnson
Joia M. Johnson
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 2.1
Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune, and Gueshov Investissement 1 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 2.2
Supplement Deed to the Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune and Gueshov Investissement 1(incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 10.1
Second Amended and Restated Credit Agreement (the “Credit Agreement”) dated July 30, 2014 by and among Hanesbrands Inc., MFB International Holdings S.à r.l., the various financial institutions and other persons from time to time party thereto, Suntrust Bank and Branch Banking & Trust Company, as the co-documentation agents, Bank of America, N.A. and PNC Bank, National Association, as the co-syndication agents, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent, and J.P. Morgan Limited, Barclays Bank PLC and HSBC Securities (USA) Inc., as the joint lead arrangers and joint bookrunners (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 31, 2014).

Exhibit 99.1	Press Release dated September 3, 2014 (incorporated by reference to Exhibit 99.1 to the Original 8-K).